UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 30, 2013
____________________
HEARTLAND PAYMENT SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32594	22-3755714
(State or other jurisdiction	(Commission File No)	(I.R.S. Employer
of incorporation or organization)	File No)	Identification Number)

90 Nassau Street, Princeton, New Jersey 08542
(Address of principal executive offices) (Zip Code)
(609) 683-3831
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

The following information is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition.”

On October 30, 2013, Heartland Payment Systems, Inc., a Delaware corporation (the “Company”), issued a press release announcing its financial results for the third quarter ended September 30, 2013. The information contained in this report, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

On October 30, 2013, the Company conducted a previously-scheduled conference call to discuss its results of operations for the third quarter ended September 30, 2013 and to answer any questions raised by the call's audience.

Item 8.01 Other Events

Cash Dividend

On October 29, 2013, the board of directors of the Company declared a quarterly cash dividend of $0.07 per share of the Company's common stock, which will be payable on December 13, 2013 to stockholders of record as of November 22, 2013.

The press release announcing the cash dividend is furnished as Exhibit 99.1 to this report.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description

99.1	Press Release of the Company dated	October 30, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	October 30, 2013

Heartland Payment Systems, Inc.
(Registrant)

		By:	/s/ Robert H.B. Baldwin, Jr.
Robert H.B. Baldwin, Jr.
Interim Chief Financial Officer and Vice Chairman
(Principal Financial and Accounting Officer)